UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

TOP FINANCIAL GROUP LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41407	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

101 Cecil Street, #13-05

Tong Eng Building

Singapore 069533

(Address of Principal Executive Office) (Zip Code)

+65 6252 8998

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.005 per share	TOP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 31, 2026, the board of directors (the “Board”) of TOP Financial Group Limited, a Cayman Islands exempted company (the “Company”), approved the establishment of a dedicated artificial intelligence development initiative (the “AI Initiative”), pursuant to which the Company intends to develop and deploy artificial intelligence solutions to support, optimize and scale the Company’s core financial business lines, including algorithmic trade order placement and execution, risk management, quantitative asset analysis, margin financing models and automated customer support infrastructure. In connection with the AI Initiative, the Board authorized the Company’s executive officers to allocate technical personnel, negotiate and execute strategic partnerships, secure specialized computing capacity and evaluate potential acquisitions of financial technology assets, in each case subject to the Company’s corporate governance and spending policies.

On August 4, 2026, the Company issued a press release announcing the AI Initiative. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K and Exhibit 99.1 furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the AI Initiative and the Company’s anticipated development, deployment and integration of artificial intelligence solutions. These statements are based on current expectations and involve risks and uncertainties that could cause actual results to differ materially, including those described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 4, 2026	TOP Financial Group Limited

	By:	/s/ Ka Fai Yuen
	Name:	Ka Fai Yuen
	Title:	Chief Executive Officer

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